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EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

        CenterPoint 1301 Tower Road, LLC, a Delaware limited liability company

        CenterPoint 342 Carol Lane, LLC, a Delaware limited liability company

        CenterPoint 343 Carol Lane, LLC, a Delaware limited liability company

        CenterPoint 388 Carol Lane, LLC, a Delaware limited liability company

        CenterPoint 4300 Madison Street, LLC, a Delaware limited liability company

        CenterPoint 550 Kehoe Blvd, LLC, a Delaware limited liability company

        CenterPoint Business Park-Gurnee Property Owners' Association, an Illinois property association

        CenterPoint Chicago Enterprise LLC, an Illinois limited liability company

        CenterPoint CMC Holdings, LLC, a Delaware limited liability company

        CenterPoint Downs Drive, LLC, a Delaware limited liability company

        CenterPoint East Chicago LLC, an Illinois limited liability company

        CenterPoint Hammond LLC, an Illinois limited liability company

        CenterPoint Intermodal, LLC, an Illinois limited liability company

        CenterPoint Joliet, LLC, an Illinois limited liability company

        CenterPoint Key, LLC, a Delaware limited liability company

        CenterPoint Medinah LLC, an Illinois limited liability company

        CenterPoint Midland, LLC, a Delaware limited liability company

        CenterPoint O'Hare L.L.C., an Illinois limited liability company

        CenterPoint Rochelle, LLC, an Illinois limited liability company

        CenterPoint Woodridge, LLC, a Delaware limited liability company

        Chicago International Produce Market Condominium Association, an Illinois limited liability company

        Chicago Manufacturing Campus II, LLC, a Delaware limited liability company

        Chicago Manufacturing Campus Owners Association, a Delaware limited liability company

        CIC at Deer Run Property Owners Association, an Illinois property association

        CMC Land Holding Company, LLC, a Delaware limited liability company

        CMC Manufacturing Campus Property Owners Association, an Illinois property association

        CNT Administrator, LLC, a Delaware limited liability company

        CP Financing Trust, a Maryland real estate investment trust

        East Chicago Partners, L.P., an Indiana limited partnership

        Elk Grove Limited Partnership, an Illinois limited partnership

        Grandview Business Park Owners' Association, an Illinois property association

        Great Lakes Industrial Partners, L.P., an Indiana limited partnership

        McCook I Property Owners Association, an Illinois property association

        O'Hare Tech Center II, LLC, an Illinois limited liability company

        Prime Aurora Business Park Association, an Illinois property association

        Rochelle Development Joint Venture LLC, a Delaware limited liability company

        Rochelle Development Lot 1, LLC, a Delaware limited liability company

        The Edge Venture, an Illinois general partnership

CenterPoint Realty Services Corporation, an Illinois corporation

        CenterPoint Business Park Owners Association, an Illinois property association

        CenterPoint Capital Funding, L.L.C., an Illinois limited liability company

        CenterPoint Equipment Capital Corporation, an Illinois corporation

        CenterPoint Harvard, LLC, a Delaware limited liability company

        CenterPoint Materials Corporation, an Illinois corporation

        CenterPoint Realty Management Corporation, an Illinois corporation

        CenterPoint Venture, L.L.C, a Delaware limited liability company

CenterPoint Venture, LLC, a Delaware limited liability company

        CalEast HD, L.L.C., a Delaware limited liability company

        CalEast HD, L.P., a Delaware limited liability company

        CenterPoint WISPARK Land Company, LLC, a Delaware limited liability company

        HD CenterPoint Venture, LP, a Texas limited partnership

QuickLinks

SUBSIDIARIES OF THE REGISTRANT
CenterPoint Realty Services Corporation, an Illinois corporation
CenterPoint Venture, LLC, a Delaware limited liability company